Exhibit 99.1

Intercontinental Exchange Reports Strong Full Year 2025 Results

20th consecutive year of record revenues

•	2025 net revenues of $9.9 billion, +7% y/y

Jeff Sprecher,

ICE Chair & Chief Executive Officer, said,

“As we close out 2025, we are pleased to report our 20th consecutive year of record revenues and continued earnings per share growth, driven by the strength of our diversified 'all-weather' business model and the trust of our global customers. Across our exchanges, fixed income, and mortgage technology platforms, we continued to modernize critical financial infrastructure leveraging best in class technology and automation, while operating with discipline in a dynamic macro environment. We saw record volumes across our exchange complex, our fixed income franchise continued to scale, and our mortgage technology business finished the year with renewed strength. Entering 2026, we believe the tailwinds behind our businesses are strong and we remain focused on innovation, durable growth, and long-term value creation for our shareholders.”

•	2025 GAAP diluted EPS of $5.77, +21% y/y

•	2025 adj. diluted EPS of $6.95, +14% y/y

•	Record 2025 operating income of $4.9 billion, +14% y/y; record adj. operating income of $6.0 billion, +10% y/y

•	2025 operating margin of 50%; adj. operating margin of 60%

•	Record annual operating cash flow of $4.7 billion, +1% y/y; record adj. free cash flow of $4.2 billion, +16% y/y

•	Through December 31, 2025, returned $2.4 billion to stockholders, including $1.3 billion in share repurchases

ATLANTA & NEW YORK, February 5, 2026 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the fourth quarter and full year of 2025. For the quarter ended December 31, 2025, consolidated net income attributable to ICE was $851 million on $2.5 billion of consolidated revenues less transaction-based expenses. Fourth quarter GAAP diluted earnings per share (EPS) were $1.49. Adjusted net income attributable to ICE was $975 million in the fourth quarter and adjusted diluted EPS were $1.71.

For the full year of 2025, consolidated net income attributable to ICE was $3.3 billion on $9.9 billion of consolidated revenues less transaction-based expenses. Full year 2025 GAAP diluted EPS was $5.77, up 21% year-over-year. On an adjusted basis, net income attributable to ICE for the year was $4.0 billion and adjusted diluted EPS was $6.95, up 14% year-over-year.

Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

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Warren Gardiner, ICE Chief Financial Officer, added: "Our fourth quarter results capped another year of record revenues and operating income, supported by strong, durable cash flows from each of our major business lines and continued attention to operating efficiency. We maintained a balanced approach to leverage, ending the year well within our target leverage range, enabling us to reinvest in our network, while also returning $2.4 billion to shareholders. As we look ahead to 2026, we remain focused on disciplined investment, operational rigor, and enhancing the value we deliver to our customers and shareholders."

Fourth Quarter and Full Year 2025 Business Highlights

Fourth quarter consolidated net revenues were $2.5 billion, up 8% year-over-year, including exchange net revenues of $1.4 billion, fixed income and data services revenues of $608 million and mortgage technology revenues of $532 million. Consolidated operating expenses were $1.3 billion for the fourth quarter of 2025. On an adjusted basis, consolidated operating expenses were $1.0 billion. Consolidated operating income for the fourth quarter was $1.2 billion and the operating margin was 49%. On an adjusted basis, consolidated operating income for the fourth quarter was $1.5 billion and the adjusted operating margin was 60%.

Full year 2025 consolidated net revenues were $9.9 billion, up 7% year-over-year, including exchange net revenues of $5.4 billion, fixed income and data services revenues of $2.4 billion and mortgage technology revenues of $2.1 billion. Consolidated operating expenses were $5.0 billion for 2025. On an adjusted basis, consolidated operating expenses were $3.9 billion. Consolidated operating income for the year was $4.9 billion and the operating margin was 50%. On an adjusted basis, consolidated operating income for the year was $6.0 billion and the adjusted operating margin was 60%.

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$ (in millions)	Net Revenue	Op Margin	Adj Op Margin	Net Revenue	Op Margin	Adj Op Margin
	Full Year 2025			4Q25
Exchanges	$5,411	74%	75%	$1,364	73%	74%
Fixed Income and Data Services	$2,419	39%	45%	$608	38%	44%
Mortgage Technology	$2,101	1%	41%	$532	1%	39%
Consolidated	$9,931	50%	60%	$2,504	49%	60%

	FY25	FY24	% Chg	4Q25	4Q24	% Chg
Recurring Revenue	$5,056	$4,829	5%	$1,289	$1,215	6%
Transaction Revenue, net	$4,875	$4,450	10%	$1,215	$1,108	10%

Exchanges Segment Results

Fourth quarter exchange net revenues were $1.4 billion, up 10% year-over-year. Exchange operating expenses were $365 million and on an adjusted basis, were $349 million in the fourth quarter. Segment operating income for the fourth quarter was $999 million and the operating margin was 73%. On an adjusted basis, operating income was $1.0 billion and the adjusted operating margin was 74%.

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$ (in millions)	4Q25	4Q24	% Chg	Const Curr(1)
Revenue, net:
Energy	$548	$477	15%	12%
Ags and Metals	53	54	(5)%	(6)%
Financials(2)	155	151	3%	(1)%
Cash Equities and Equity Options	120	114	5%	5%
OTC and Other(3)	97	87	13%	11%
Data and Connectivity Services	266	230	16%	16%
Listings	125	123	2%	2%
Segment Revenue	$1,364	$1,236	10%	9%

Recurring Revenue	$391	$353	11%	11%
Transaction Revenue, net	$973	$883	10%	8%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 4Q24, 1.2813 and 1.0664, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other primarily includes physical energy, interest income on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

Full year exchange net revenues were $5.4 billion, up 9% year-over-year. Exchange operating expenses, as well as on an adjusted basis, were $1.4 billion for the full year. Segment operating income for 2025 was $4.0 billion and the operating margin was 74%. On an adjusted basis, operating income was $4.1 billion and the adjusted operating margin was 75%.

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$ (in millions)	FY25	FY24	% Chg	Const Curr(1)
Revenue, net:
Energy	$2,182	$1,876	16%	15%
Ags and Metals	233	257	(10)%	(10)%
Financials(2)	608	559	9%	6%
Cash Equities and Equity Options	467	431	8%	8%
OTC and Other(3)	395	400	(1)%	(2)%
Data and Connectivity Services	1,031	947	9%	9%
Listings	495	489	1%	1%
Segment Revenue	$5,411	4,959	9%	8%

Recurring Revenue	$1,526	$1,436	6%	6%
Transaction Revenue, net	$3,885	$3,523	10%	9%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2024, 1.2781 and 1.0820, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other primarily includes physical energy, interest income on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

Fourth quarter fixed income and data services revenues were $608 million, up 5% year-over-year. Fixed income and data services operating expenses were $378 million and adjusted operating expenses were $341 million in the fourth quarter. Segment operating income for the fourth quarter was $230 million and the operating margin was 38%. On an adjusted basis, operating income was $267 million and the adjusted operating margin was 44%.

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$ (in millions)	4Q25	4Q24	% Chg	Const Curr(1)
Revenue:
Fixed Income Execution	$29	$33	(6)%	(6)%
CDS Clearing	72	75	(5)%	(6)%
Fixed Income Data and Analytics	318	301	6%	5%
Data and Network Technology	189	170	11%	10%
Segment Revenue	$608	$579	5%	5%

Recurring Revenue	$507	$471	8%	7%
Transaction Revenue	$101	$108	(5)%	(6)%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 4Q24, 1.2813 and 1.0664, respectively.

Full year 2025 fixed income and data services revenues were $2.4 billion, up 5% year-over-year. Fixed income and data services operating expenses were $1.5 billion and on an adjusted basis, were $1.3 billion for the year. Segment operating income for the full year was $933 million and the operating margin was 39%. On an adjusted basis, operating income was $1.1 billion and the adjusted operating margin was 45%.

$ (in millions)	FY25	FY24	% Chg	Const Curr(1)
Revenue:
Fixed Income Execution	$125	$117	8%	8%
CDS Clearing	338	343	(1)%	(2)%
Fixed Income Data and Analytics	1,234	1,177	5%	4%
Data and Network Technology	722	661	9%	9%
Segment Revenue	$2,419	2,298	5%	5%

Recurring Revenue	$1,956	$1,838	6%	6%
Transaction Revenue	$463	$460	1%	1%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2024, 1.2781 and 1.0820, respectively.

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Mortgage Technology Segment Results

Fourth quarter mortgage technology revenues were $532 million. Mortgage technology operating expenses were $524 million and adjusted operating expenses were $321 million in the fourth quarter. Segment operating income for the fourth quarter was $8 million and the operating margin was 1%. On an adjusted basis, operating income was $211 million and the adjusted operating margin was 39%.

$ (in millions)	4Q25	4Q24	% Chg
Revenue:
Origination Technology	$188	$177	6%
Closing Solutions	60	52	14%
Servicing Software	214	213	—%
Data and Analytics	70	66	5%
Segment Revenue	$532	$508	5%

Recurring Revenue	$391	$391	—%
Transaction Revenue	$141	$117	20%

Full year mortgage technology revenues were $2.1 billion. Mortgage technology operating expenses were $2.1 billion and adjusted operating expenses were $1.2 billion in 2025. Segment operating income for the full year was $14 million and the operating margin was 1%. On an adjusted basis, operating income was $859 million and the adjusted operating margin was 41%.

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$ (in millions)	FY25	FY24	% Chg
Revenue:
Origination Technology	$738	$713	4%
Closing Solutions	223	$202	10%
Servicing Software	871	$848	3%
Data and Analytics	269	$259	4%
Segment Revenue	$2,101	2,022	4%

Recurring Revenue	$1,574	$1,555	1%
Transaction Revenue	$527	$467	13%

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Other Matters

•	Operating cash flow for 2025 was $4.7 billion and adjusted free cash flow was $4.2 billion.

•	As of December 31, 2025, unrestricted cash and cash equivalents were $837 million and outstanding debt was $19.6 billion.

•	Through the fourth quarter of 2025, ICE repurchased $1.3 billion in common stock and paid over $1.1 billion in dividends.

Financial Guidance

	GAAP	Non-GAAP
2026 Exchange Recurring Revenue (% growth)	Mid-single digits
2026 Fixed Income & Data Services Recurring Revenue (% growth)	Mid-single digits
2026 Mortgage Technology Revenue (% growth)	Low-to-mid single digits
2026 Operating Expenses	$5.010 - $5.075 billion	$4.075 - $4.140 billion(1)
1Q26 Operating Expenses	$1.245 - $1.255 billion	$1.010 - $1.020 billion(1)
1Q26 Non-Operating Expense(2)	$180 - $185 million
2026 Capital Expenditures	$740 - $790 million
2026 Effective Tax Rate(3)	24% - 26%
1Q26 Weighted Average Shares Outstanding	568 - 574 million

(1) 2026 and 1Q26 non-GAAP operating expenses exclude amortization of acquisition-related intangibles and integration expenses.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Adjusted non-operating expense excludes equity earnings from unconsolidated investees.

(3) This represents 2026 full year guidance for both the GAAP and non-GAAP effective tax rates but note that the GAAP effective tax rate is more susceptible to diverging from this guidance based on items outside the normal course of business that are adjusted for to derive our non-GAAP results. Such items can be unknown, unpredictable or uncertain, requiring unreasonable efforts to determine with any precision and which could potentially be confusing or misleading.

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Earnings Conference Call Information

ICE will hold a conference call today, February 5, at 8:30 a.m. ET to review its fourth quarter 2025 financial results. A live audio webcast of the earnings call will be available on the company's website at www.theice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 404-975-4839 from outside of the United States. Telephone participants are required to provide the participant entry number 745229 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the first quarter 2026 earnings has been scheduled for April 30th at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

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Consolidated Statements of Income

(In millions, except per share amounts)

	Twelve Months Ended December 31,		Three Months Ended December 31,
	2025	2024	2025	2024
Revenues:
Exchanges	$8,120	$7,441	$2,002	$1,943
Fixed income and data services	2,419	2,298	608	579
Mortgage technology	2,101	2,022	532	508
Total revenues	12,640	11,761	3,142	3,030
Transaction-based expenses:
Section 31 fees	412	679	—	242
Cash liquidity payments, routing and clearing	2,297	1,803	638	465
Total revenues, less transaction-based expenses	9,931	9,279	2,504	2,323
Operating expenses:
Compensation and benefits	1,963	1,909	500	487
Professional services	158	154	38	40
Acquisition-related transaction and integration costs	70	104	19	16
Technology and communication	870	848	223	217
Rent and occupancy	88	111	24	22
Selling, general and administrative	293	307	74	75
Depreciation and amortization	1,560	1,537	389	389
Total operating expenses	5,002	4,970	1,267	1,246
Operating income	4,929	4,309	1,237	1,077
Other income/(expense):
Interest income	119	141	27	36
Interest expense	(803)	(910)	(204)	(213)
Other income/(expense), net	101	88	6	5
Total other income/(expense), net	(583)	(681)	(171)	(172)
Income before income tax expense	4,346	3,628	1,066	905
Income tax expense	976	826	204	196
Net income	$3,370	$2,802	$862	$709
Net income attributable to non-controlling interests	(55)	(48)	(11)	(11)
Net income attributable to Intercontinental Exchange, Inc.	$3,315	$2,754	$851	$698
Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$5.79	$4.80	$1.50	$1.22
Diluted	$5.77	$4.78	$1.49	$1.21
Weighted average common shares outstanding:
Basic	572	573	570	574
Diluted	575	576	572	577

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Consolidated Balance Sheets

(In millions)

	As of	As of
	December 31, 2025	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$837	$844
Short-term restricted cash and cash equivalents	748	1,142
Short-term restricted investments	629	594
Cash and cash equivalent margin deposits and guaranty funds	76,789	82,149
Invested deposits, delivery contracts receivable and unsettled variation margin	4,437	2,163
Customer accounts receivable, net	1,552	1,490
Prepaid expenses and other current assets	786	713
Total current assets	85,778	89,095
Property and equipment, net	2,691	2,153
Other non-current assets:
Goodwill	30,646	30,595
Other intangible assets, net	15,353	16,306
Long-term restricted cash and cash equivalents	240	368
Long-term restricted investments	141	2
Other non-current assets	2,038	909
Total other non-current assets	48,418	48,180
Total assets	$136,887	$139,428
Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$1,078	$1,051
Section 31 fees payable	—	316
Accrued salaries and benefits	455	438
Deferred revenue	204	236
Short-term debt	1,035	3,027
Margin deposits and guaranty funds	76,789	82,149
Invested deposits, delivery contracts payable and unsettled variation margin	4,437	2,163
Other current liabilities	118	173
Total current liabilities	84,116	89,553
Non-current liabilities:
Non-current deferred tax liability, net	3,998	3,904
Long-term debt	18,609	17,341
Accrued employee benefits	174	170
Non-current operating lease liability	635	335
Other non-current liabilities	364	405
Total non-current liabilities	23,780	22,155
Total liabilities	107,896	111,708
Commitments and contingencies
Redeemable non-controlling interest in consolidated subsidiaries	22	22
Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	7
Treasury stock, at cost	(7,792)	(6,385)
Additional paid-in capital	16,643	16,292
Retained earnings	20,281	18,071
Accumulated other comprehensive loss	(224)	(338)
Total Intercontinental Exchange, Inc. stockholders’ equity	28,915	27,647
Non-controlling interest in consolidated subsidiaries	54	51
Total equity	28,969	27,698
Total liabilities and equity	$136,887	$139,428

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Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Annual Report on Form 10-K, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE, adjusted diluted earnings per share attributable to ICE common stockholders, and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$5,411	$4,959	$2,419	$2,298	$2,101	$2,022	$9,931	$9,279
Operating expenses	1,429	1,323	1,486	1,455	2,087	2,192	5,002	4,970
Less: Amortization of acquisition-related intangibles	64	67	150	152	779	792	993	1,011
Less: Transaction and integration costs	—	—	—	—	66	102	66	102
Less: Regulatory matters	4	5	—	10	—	—	4	15
Less: Other	—	11	—	21	—	—	—	32
Adjusted operating expenses	$1,361	$1,240	$1,336	$1,272	$1,242	$1,298	$3,939	$3,810
Operating income/(loss)	$3,982	$3,636	$933	$843	$14	$(170)	$4,929	$4,309
Adjusted operating income	$4,050	$3,719	$1,083	$1,026	$859	$724	$5,992	$5,469
Operating margin	74%	73%	39%	37%	1%	(8)%	50%	46%
Adjusted operating margin	75%	75%	45%	45%	41%	36%	60%	59%

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$1,364	$1,236	$608	$579	$532	$508	$2,504	$2,323
Operating expenses	365	334	378	368	524	544	1,267	1,246
Less: Amortization of acquisition-related intangibles	16	16	37	38	185	199	238	253
Less: Transaction and integration costs	—	—	—	—	18	14	18	14
Less: Regulatory matter	—	5	—	—	—	—	—	5
Less: Other	—	—	—	1	—	—	—	1
Adjusted operating expenses	$349	$313	$341	$329	$321	$331	$1,011	$973
Operating income/(loss)	$999	$902	$230	$211	$8	$(36)	$1,237	$1,077
Adjusted operating income	$1,015	$923	$267	$250	$211	$177	$1,493	$1,350
Operating margin	73%	73%	38%	36%	1%	(7)%	49%	46%
Adjusted operating margin	74%	75%	44%	43%	39%	35%	60%	58%

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Adjusted Net Income Attributable to ICE and EPS

(In millions)

(Unaudited)

	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Net income attributable to ICE	$3,315	$2,754
Add: Amortization of acquisition-related intangibles	993	1,011
Add: Transaction and integration costs	66	102
Add/(Less): Litigation and regulatory matters	4	(145)
(Less)/Add: Net (income)/loss from unconsolidated investees	(79)	62
(Less)/Add: Fair value adjustments of equity investments	(55)	1
Add: Other	15	26
Less: Net income tax effect for the above items	(268)	(268)
Add/(Less): Deferred tax adjustments on acquisition-related intangibles	38	(43)
Less: Other tax adjustments	(36)	(3)
Adjusted net income attributable to ICE	$3,993	$3,497

Diluted earnings per share attributable to ICE common stockholders	$5.77	$4.78

Adjusted diluted earnings per share attributable to ICE common stockholders	$6.95	$6.07

Diluted weighted average common shares outstanding	575	576

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Adjusted Net Income Attributable to ICE and EPS

(In millions)

(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Net income attributable to ICE	$851	$698
Add: Amortization of acquisition-related intangibles	238	253
Add: Transaction and integration costs	18	14
Add: Regulatory matter	—	5
Less: Net income from unconsolidated investees	(4)	(1)
Less: Fair value adjustments of equity investments	(20)	—
Add/(Less): Other	15	(5)
Less: Net income tax effect for the above items	(88)	(69)
(Less)/Add: Deferred tax adjustments on acquisition-related intangibles	(7)	(17)
Less: Other tax adjustments	(28)	(3)
Adjusted net income attributable to ICE	$975	$875

Diluted earnings per share attributable to ICE common stockholders	$1.49	$1.21

Adjusted diluted earnings per share attributable to ICE common stockholders	$1.71	$1.52

Diluted weighted average common shares outstanding	572	577

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Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Net cash provided by operating activities	$4,662	$4,609
Less: Capital expenditures	(373)	(406)
Less: Capitalized software development costs	(418)	(346)
Free cash flow	$3,871	$3,857
Add/(less): Section 31 fees, net	316	(237)
Adjusted free cash flow	$4,187	$3,620

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About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds, and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges -- including the New York Stock Exchange -- and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines, and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at http://www.intercontinentalexchange.com/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 5, 2026. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Steve Eagerton

+1 904 854 3683

steve.eagerton@ice.com

investors@ice.com

ICE Media Contact:

Rebecca Mitchell

+44 207 065 7804

rebecca.mitchell@ice.com

media@ice.com

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